UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, DC 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
 MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22956

Forefront Income Trust
 (Exact name of registrant as specified in charter)

7 Times Square, 37th Floor, New York, 10036
(Address of principal executive offices)         (Zip code)

Terrence O. Davis
 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802
 (Name and address of agent for service)

Registrant's telephone number, including area code: 212-488-4972

Date of fiscal year end: September 30

Date of reporting period: September 30, 2016

Annual Report 2016
September 30, 2016

Forefront Income Trust

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Forefront Income Trust (the "Trust").  The Trust's shares are not deposits or obligations of, or guaranteed by, any depository institution. The Trust's shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  The Trust's distributor is not a bank.

The Forefront Income Trust is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 100 E. Six Forks Road, Suite 200, Raleigh, NC, 27609. There is no affiliation between the Forefront Income Trust, including its principals, and Capital Investment Group, Inc.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Forefront Income Trust ("Trust") and of the market in general and statements of the Trust's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates.  Past performance is not a guarantee of future results.

An investment in the Trust is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Trust will be successful in meeting its investment objective. Investment in the Trust is also subject to the following risks: new fund risk, shareholder loss of capital risk, high yield securities risk, illiquid securities risk, non-diversified fund risk, liquidation risks, and management style risk.  More information about these risks and other risks can be found in the Trust's prospectus.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data current to the most recent month-end by visiting ncfunds.com.

An investor should consider the investment objectives, risks, charges, and expenses of the Trust carefully before investing.  The prospectus contains this and other information about the Trust.  A copy of the prospectus is available at investinfit.com or by calling the Shareholder Services at 800-773-3863.  The prospectus should be read carefully before investing.

This Annual Report was first distributed to shareholders on or about November 30, 2016.

For More Information on Your Forefront Income Trust:

See Our Web site at investinfit.com
or
Call Our Shareholder Services Group at 800-773-3863.

Dear Shareholders,
From October 1, 2015 to September 30, 2016, Forefront Income Trust ("FIT" or the "Trust") completed its first full fiscal year ("FY) of investing. We are proud of our first full year's results. Our investment strategy and unique partnerships allowed us to originate, structure and invest in opportunities that are not materially affected by the movements in the equity markets. In FY 2016, we believe that the combination of diversified investments and ability to structure with key risk mitigating factors allowed FIT to achieve a strong return relative to our peers.
FIT's FY 2016 net return was 8.88%. The Trust attained this return despite the first 2-3 months of this FY not being fully deployed (what we consider ~90% or greater) and our second largest investment representing approximately 25% of assets accruing very little investment income.
FIT continues to competitively differentiate itself by its performance and advisory fee structure. The advisor receives no advisory fee until 8% of pre advisory fee net income is realized by the investor.
Your investment satisfaction means a great deal to the Forefront team and we wish to express appreciation for your continued trust in the Fund. As always, we are available to answer individual questions because at Forefront Income Trust, the investor is the priority. Please do not hesitate to call a FIT representative at 1-888-484-4348 or send an email to info@forefrontincometrust.com. Please look at the symbol: BFITX for daily reporting of our NAV.
*The Trust will not pay the Advisor a management fee. Instead, the Trust will pay the Advisor an advisory fee that compensates the Advisor after shareholders receive the first 8.00% of annual Pre-Advisory Fee Net Investment Income (the "Hurdle"). The Advisor will receive no compensation until after the Hurdle is passed. For Pre-Advisory Fee Net Investment Income above 8.00% and up to and including 18.00%, the Advisory Fee will provide the Advisor with 80% of such income, while shareholders receive 20%. For Pre-Advisory Fee Net Investment Income above 18.00%, the Advisory Fee will provide the Advisor with 20% of such income, while shareholders receive 80%.

7 Times Square, 37th Floor, New York, NY 10036, Tel 844-348-8778, Website: www.investinfit.com

Forefront Income Trust

Performance Update
(Unaudited)

For the period from December 31, 2014 (Commencement of Operations) to September 30, 2016

Comparison of the Change in Value of a $10,000 Investment

This graph assumes an initial investment of $10,000 ($9,700 after maximum sales load of 3.00%) at December 31, 2014 (Commencement of Operations). All dividends and distributions are reinvested. This graph depicts the performance of the Forefront Income Trust. The graph is shown for illustrative purposes only.

	Average Annual Total Returns
						Gross
	As of	One	Since		Inception	Expense
	September 30, 2016	Year	Inception		Date	Ratio*
	Forefront Income Trust - No Sales Load	8.88%	5.79%	(a)	12/31/14	1.75%
	Forefront Income Trust - 3.00% Maximum
	Sales Load	5.87%	3.96%	(a)	12/31/14	1.75%

* The gross expense ratio shown is from the Trust's prospectus dated February 1, 2016.
(a)	Annualized.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the redemption of Trust shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Forefront Income Trust

Schedule of Investments

As of September 30, 2016
Description *	Shares/Amount			Value (Note 1)

LIMITED LIABILITY COMPANY INTEREST - 22.14%

Real Estate - 22.14%
WHPEQ, LLC - Series 1 (a)(c)	2,500			$2,500,000

Total Limited Liability Company Interest (Cost $2,500,000)				2,500,000
		Interest	Maturity
SENIOR LOANS - 28.16%		Rate	Date
Financial Services - 23.73%
Auto Funding Group, LLC (a)	$2,680,000	14.000%	4/20/2018	2,680,000

Retail - 4.43%
Banjo & Matilda, Inc. (a)	$500,000	18.000%	6/17/2018	500,000

Total Senior Loans (Cost $3,180,000)				3,180,000
		Interest	Maturity
STRUCTURED NOTES - 41.40%		Rate	Date
Energy - 4.43%
Delta Energy Natchez, LLC (a)(b)	$500,000	19.000%	1/15/2017	500,000

Real Estate - 36.97%
700 Atlantic Equities, LLC (a)(b)	$500,000	18.000%	10/29/2016	500,000
1501 Sheepshead Bay Road Partners , LLC (a)(b)	250,000	18.000%	11/19/2016	250,000
2020 Eastchester Road, LLC (a)(b)	550,000	18.000%	10/13/2016	550,000
Blaichbridge Driggs, LLC (a)(b)	525,000	19.000%	3/11/2017	525,000
Broadridge LA, LLC (a)(b)	500,000	18.000%	3/3/2017	500,000
WB Park Avenue, LLC (a)(b)	550,000	18.000%	3/1/2017	550,000
WB West 25th Street, LLC (a)(b)	550,000	18.000%	3/1/2017	550,000
WBSH Met Tower, LLC (a)(b)	750,000	18.000%	3/30/2017	750,000
				4,175,000

Total Structured Notes (Cost $4,675,000)				4,675,000
		Exercise	Expiration
WARRANTS - 0.00%		Price	Date
Banjo & Matilda, Inc.	2,000,000	$0.02	2/17/2021	-

Total Warrants (Cost $0)				-

SHORT-TERM INVESTMENT - 4.09%
§ Dreyfus Cash Management, Class A -
Money Market Portfolio, 0.20%	461,885			461,885

Total Short-Term Investment (Cost $461,885)				461,885

Total Value of Investments (Cost $10,816,885) - 95.79%				$10,816,885

Other Assets Less Liabilities - 4.21%				475,632

Net Assets - 100%				$11,292,517

See Notes to Financial Statements				(Continued)

Forefront Income Trust

Schedule of Investments - Continued

As of September 30, 2016

§	Represents 7 day effective yield
*	All percentages shown in the Schedule of Investments are based on net assets unless otherwise noted. All investments are domiciled in the U.S.

(a)
Restricted Securities.  Securities for which market quotations are not readily available.  The aggregate value of such securities is 91.70% of net assets, and the fair value has been determined under procedures approved by the Trust's Board of Trustees.  There are no discounts for these securities since there are no restrictions upon sale.

(b)
Structured Notes.  There are several risks associated with the use of structured notes.  Structured notes are leveraged, thereby providing an exposure to the underlying benchmark greater than the face amount and increasing the volatility of each note relative to the change in the underlying linked financial instrument.  A highly liquid secondary market may not exist for the structured notes in which Forefront Income Trust invests, which may make it difficult for Forefront Income Trust to sell the structured notes it holds at an acceptable price or to accurately value them.  In addition, structured notes are subject to the risk that the counterparty to the instrument, or issuer, might not pay interest when due or repay principal at the maturity of the obligation.  Forefront Income Trust bears the risk of loss of the amount expected to be received in the event of the default or bankruptcy of the issuer.

(c)
Forefront Income Trust investment owns $2.5 million senior member interest (50% of the total assets) of WHPEQ, LLC – Series 1 ('WHPEQ"). WHPEQ is a special purpose vehicle formed for the special purpose of investing in TICP CLO V, Ltd. WHPEQ holds its investment through several other special purpose vehicles as follows.  WHPEQ owns approximately 44% of Jazz Realty, LLC's interest in WHP Capital I, Ltd., which holds the Junior Notes in TICP CLO V, Ltd. (Jazz Realty, LLC owns a 37.5% junior interest in WHP Capital I, Ltd.)

	Summary of Investments
		% of Net
		Assets	Value
	Limited Liability Company Interest	22.14%	$2,500,000
	Senior Loans	28.16%	3,180,000
	Structured Notes	41.40%	4,675,000
	Warrants	0.00%	-
	Short-Term Investment	4.09%	461,885
	Other Assets Less Liabilities	4.21%	475,632
	Total	100.00%	$11,292,517

See Notes to Financial Statements

Forefront Income Trust

Statement of Assets and Liabilities

As of September 30, 2016

Assets:
Investments, at value (cost $10,816,885)	$10,816,885
Receivables:
Interest	633,949
Fund shares purchased	2,754
Due from Advisor	50,123
Prepaid expenses:
Registration and filing expenses	7,660
Compliance fees	3,750
Fund accounting fees	2,250

Total assets	11,517,371

Liabilities:
Accrued expenses:
Advisory fees	200,000
Professional fees	19,206
Shareholder servicing fees	2,777
Custody fees	1,521
Shareholder fulfillment fees	1,350

Total liabilities	224,854

Total Net Assets	$11,292,517

Net Assets Consist of:
Paid in Capital on shares	$10,716,796
Undistributed net investment income	532,389
Accumulated net realized gain on investments	43,332
Accumulated net unrealized appreciation on investments	-

Total Net Assets	$11,292,517
Shares Outstanding, no par value (unlimited authorized shares)	1,075,149
Net Asset Value and Redemption Price Per Share Outstanding	$10.50

Maximum Offering Price Per Share ($10.50 ÷ 97.00%)	$10.83

See Notes to Financial Statements

Forefront Income Trust

Statement of Operations

For the fiscal year ended September 30, 2016

Investment Income:
Interest	$1,316,861

Total Investment Income	1,316,861

Expenses:
Advisory fees (Note 2)	200,000
Compliance fees (Note 2)	133,750
Professional fees	104,245
Trustee fees (Note 2)	37,215
Administration fees (Note 2)	29,906
Fund accounting fees (Note 2)	27,000
Shareholder servicing fees (Note 3)	26,892
Insurance expenses	18,282
Transfer agent fees (Note 2)	18,000
Registration and filing expenses	10,873
Shareholder fulfillment expenses	7,933
Custody fees (Note 2)	7,023
Securities pricing fees	2,234

Total Expenses	623,353

Fees waived by advisor per Expense Limitation Agreement (Note 2)	(208,193)

Net Expenses	415,160

Net Investment Income	901,701

Realized and Unrealized Gain on Investments:

Net realized gain from investment transactions	43,332
Net change in unrealized depreciation on investments	(8,332)

Net Realized and Unrealized Gain on Investments	35,000

Net Increase in Net Assets Resulting from Operations	$936,701

See Notes to Financial Statements

Forefront Income Trust

Statements of Changes in Net Assets

For the period or fiscal year ended September 30,	2016	2015	(a)

Operations:
Net investment income	$901,701	$156,684
Net realized gain from investment transactions	43,332	-
Net change in unrealized appreciation (depreciation) on investments	(8,332)	8,332

Net Increase in Net Assets Resulting from Operations	936,701	165,016

Distributions to Shareholders:
Net investment income	(525,996)	-

Net Decrease in Net Assets Resulting from Distributions	(525,996)

Beneficial Interest Transactions:
Shares sold	482,282	10,144,513
Reinvested dividends and distributions	28,990	-
Shares Repurchased	(38,989)	-

Increase in Net Assets Resulting from Beneficial Interest Transactions	472,283	10,144,513

Net Increase in Net Assets	882,988	10,309,529

Net Assets:
Beginning of period	10,409,529	100,000	(b)
End of period	$11,292,517	$10,409,529

Undistributed Net Investment Income	$532,389	$-

Share Information:
Shares Sold	46,855	1,029,158
Reinvested Distributions	2,908	-
Shares Repurchased	(3,772)	-
Net Increase in Shares of Beneficial Interest	45,991	1,029,158

(a)	For the period from December 31, 2014 (Commencement of Operations) through September 30, 2015.
(b) Initial Seed Capital received from Advisor

See Notes to Financial Statements

Forefront Income Trust

Statement of Cash Flows

For the fiscal year ended September 30, 2016

Cash flows from operating activities:
Net increase in net assets resulting from operations	$936,701

Adjustments to reconcile net increase in capital resulting
from operations to net cash used in operating activities:

Purchases of investments	(20,317,148)
Proceeds from sale of investments	19,927,200
Decrease in Due from Custodian	45,000
Increase in Due from Advisor	(32,293)
Decrease in Due from Administrator	3,937
Increase in fund shares purchased	(2,754)
Decrease in deferred interest income	(45,000)
Net realized gain from investments	(43,332)
Change in net unrealized appreciation on investments	8,332
Increase in dividend and interest receivable	(627,312)
Increase in prepaid registration and filing expenses	(104)
Decrease in prepaid fund accounting fees	418
Increase in prepaid compliance fees	(3,750)
Decrease in deferred offering costs	48,303
Decrease in sales charge payable	(3,600)
Decrease in accrued organization costs	(37,500)
Increase in accrued professional fees	4,206
Decrease in accrued trustee fees	(6,764)
Decrease in accrued shareholder servicing fees	(1,515)
Increase in accrued custody fees	138
Increase in accrued shareholder fulfillment expenses	550
Increase in accrued advisory fees	200,000
Increase in distributions to shareholders from net investment income	(525,996)
Net cash used in operating activities	(472,283)

Cash flows from financing activities:

Fund shares sold	482,282
Reinvested dividends and distributions	28,990
Fund shares repurchased	(38,989)
Net cash provided by financing activities	472,283

Net decrease in cash and cash equivalents	-

Cash & Cash Equivalents:

Beginning of period (a)	-

Ending of period	$-

See Notes to Financial Statements

Forefront Income Trust

Financial Highlights

For a share outstanding during the period or
fiscal year ended September 30,	2016		2015	(d)

Net Asset Value, Beginning of Period	$10.11		$10.00

Income from Investment Operations:
Net investment income	0.86		0.11
Net realized and unrealized gain on investments	0.04		0.00	(f)

Total from Investment Operations	0.90		0.11

Less Distributions:
From net investment income	(0.51)		-

Total from Investment Operations	(0.51)		-

Net Asset Value, End of Period	$10.50		$10.11

Total Return (c)	8.88%	(e)	1.47%	(b)(e)

Net Assets, End of Period (in thousands)	$11,293		$10,410

Ratios of:
Gross Expenses to Average Net Assets (e)(g)	5.79%		10.93%	(a)
Net Expenses to Average Net Assets (e)(g)	1.75%		1.71%	(a)
Net Investment Income to Average Net Assets (g)(h)	8.38%		3.79%	(a)

Portfolio turnover rate	84.14%		0.00%	(b)

(a)	Annualized. Does not include annualization of non-recurring expenses.
(b) Not annualized.
(c) Total return does not reflect sales charge, if any.
(d)	For a share outstanding during the period from December 31, 2014 (Commencement of Operations) to September 30, 2015.
(e)	Such percentages are shown before and after advisory fee waivers for the Expense Limitation Agreement (see Note 2).
(f) Less than $0.01 per share.
(g)	Does not include the proportionate share of income and expenses of the investment companies in which the Trust invests.
(h)	Recognition of net investment income by the Trust is affected by the timing of the declaration of dividends by the underlying investment companies in which the Trust invests. See notation (e).

See Notes to Financial Statements

Forefront Income Trust

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Forefront Income Trust (the "Trust") is organized as a Delaware statutory trust organized on August 20, 2014 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified, "interval" management investment company.  The Trust follows accounting and reporting guidance in the Financial Accounting Standards Board ("FASB") Accounting Standards Codifications 946, Financial Services – Investment Companies.  The Trust became effective on December 8, 2014 and commenced operations on December 31, 2014 upon the issuance of shares.

The Trust seeks to achieve its investment objective of current income by primarily investing in fixed income securities, such as unrated or below-investment-grade-rated (commonly referred to as "junk" or high yield risk) loans and debt instruments with maturities of generally not more than three years, as well as, to a lesser extent, dividend yielding preferred securities, all of which will represent what Forefront Capital Advisors, LLC (the "Advisor") believes to be deep value opportunities, in that they will offer prospective returns that are high in proportion to their risks as assessed by the Advisor based on its fundamental analysis.
The following is a summary of significant accounting policies consistently followed by the Trust.  The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").  The Trust's fiscal year end is September 30.

Investment Valuation
The Trust's investments in securities are carried at fair value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time.  Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the security is principally traded closes early or if trading of the particular security is halted during the day and does not resume prior to the Trust's net asset value calculation) or which cannot be accurately valued using the Trust's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees, who consist of the Independent Trustees, the Chairman, and the Chief Executive Officer of the Advisor.  A security's "fair value" price may differ from the price next available for that security using the Trust's normal pricing procedures.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Investments in underlying investment vehicles are valued, as a practical expedient, utilizing the net asset valuations provided by the underlying investment vehicles and/or their administrators, without adjustment, when the net asset valuations of the investments are calculated in a manner consistent with GAAP for investment companies. The Trust applies the practical expedient to its investments in underlying investment vehicles on an investment-by-investment basis, and consistently with the Trust's entire position in a particular underlying investment vehicle, unless it is probable that the Trust will sell a portion of an investment at an amount different from the net asset valuation.  If it is probable that the Trust will sell an investment in the underlying investment vehicle at an amount different from the net asset valuation or in other situations where the practical expedient is not available, the Trust considers other factors in addition to the net asset valuation, such as subscription and redemption rights, expected discounted cash flows, transactions in the secondary market, bids received from potential buyers, and overall market conditions in its determination of fair value.

Valuation of Securities For Which Independent Pricing Sources Are Not Available
The Trust may hold certain interests in loans and other fixed income securities, including senior loans, and will not have readily available market quotations or will not be priced by an independent pricing source or pricing model.  Such loans and fixed income securities will be valued by the Advisor, Forefront Capital Advisors, LLC (the "Advisor"), according to the fair value process set forth in the Trust's valuation policies and procedures.  Loans and other securities held by the Trust which do not trade in any market, which are not priced by an independent pricing source or pricing model, or which are deemed to be illiquid will be valued at fair value by the Advisor under valuations policies and procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees.

(Continued)

Forefront Income Trust

Notes to Financial Statements

The Advisor meets with the Board of Trustees on a monthly basis, or more frequently as needed, to review and discuss the appropriateness of such fair values using more current information such as, recent security news, recent market transactions, updated corporate action information and/or other macro or security specific events. The Advisor is responsible for developing the Trust's written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies as well as ensuring that the valuation methodologies for investments that are categorized within Level 3 of the fair value hierarchy are fair, consistent, and verifiable.  Valuations determined by the Advisor are required to be supported by market data, third-party pricing sources, industry accepted third-party pricing models, counterparty prices, or other methods the Board of Trustees deem to be appropriate, including the use of internal proprietary pricing models. When determining the reliability of third party pricing information for investments owned by the Trust, the Board of Trustees, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

Also, when observable inputs become available, the Board of Trustees conducts back testing of the methodologies used to value Level 3 financial instruments to substantiate the unobservable inputs used to value those investments. Such back testing includes comparing Level 3 investment values to observable inputs such as exchange-traded prices, transaction prices, and/or vendor prices.

The fair value methodologies and processes set forth in the Trust's valuation policies and procedures take into account applicable regulatory and accounting guidance, including the fair value measurement standards incorporated in Financial Accounting Standards Board ("FASB") Topic 820, in addition to other factors, as defined below.

Fair Value Measurement
Various inputs are used in determining the value of the Trust's investments.  These inputs are summarized in the three broad levels listed below:

Level 1: quoted prices in active markets for identical securities
Level 2: other significant observable inputs (including quoted prices for similar securities and identical securities in inactive markets, interest rates, credit risk, etc.)
Level 3: significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

(Continued)

Forefront Income Trust

Notes to Financial Statements

The following table summarizes the inputs as of September 30, 2016 for the Trust's assets measured at fair value:

Investments (a)	Total	Level 1	Level 2	Level 3
Assets
Limited Liability Company Interest	$2,500,000	$-	$-	$2,500,000
Senior Loans	3,180,000	-	-	3,180,000
Structured Notes	4,675,000	-	-	4,675,000
Warrants	0	-	-	0
Short-Term Investment	461,885	461,885	-	-
Total	$10,816,885	$461,885	$-	$10,355,000

(a)
The Trust had no significant transfers into or out of Level 1, 2, or 3 during the fiscal year ended September 30, 2016.  The Trust held Level 3 securities during the fiscal year.  The aggregate value of such securities is 91.70% of net assets, and they have been fair valued under procedures approved by the Trust's Board of Trustees.  It is the Trust's policy to record transfers at the end of the reporting period.

The table below presents a reconciliation of all Level 3 fair value measurements existing at September 30, 2016:
	Limited Partnership	Limited Liability Company Interest	Senior Loans	Structured Notes	Warrants
Opening Balance	$508,332	$2,500,000	$500,000	$3,000,000	$-
Purchases	-	-	2,680,000	3,925,000	-
Principal payments/sales	(500,000)	-	-	(2,285,000)	-
Accrued discounts (premiums)	-	-	-	-	-
Realized Gains	8,332	-	-	35,000	-
Unrealized Gains	-	-	-	-	-
Ending Balance	$-	$2,500,000	$3,180,000	$4,675,000	$-

There is no change in the unrealized gains (losses) for the year for the investments held at the end of the year.

Level 3 asset category	Value ($)	Valuation Technique	Unobservable Input
Limited Liability Company Interest	2,500,000	Net asset value	Performance indicators
Senior Loans – Financial Services	2,680,000	Net asset value	Performance indicators
Senior Loans – Retail	500,000	Net asset value	Financial indicators
Structured Notes	4,675,000	Market net asset value (a)	Certified Appraisal Reports
Warrants	-	Quoted stock price vs. exercise price	Impact of exercise on limited market

(a)	Appraised market value less the first secured position loan balance.
Range of inputs and certified appraisal quotes not included as the Fund does not develop the quantitative inputs.

(Continued)

Forefront Income Trust

Notes to Financial Statements

Valuation Techniques

Limited Partnership
The Advisor uses the market approach valuation technique to value its limited partnership investment in underlying investment vehicles.  An investment in an underlying investment vehicle is carried at its estimated fair value which is based on the Trust's proportionate share of the net assets of the underlying investment vehicles as reported to the Trust by such entities at the reporting date.  Investments in underlying investment vehicles are included in Level 2 or 3 of the fair value hierarchy.  In determining the level, the Trust considers the length of time until the investment in the underlying investment vehicle is redeemable, including notice and lock-up periods or any other restriction on the disposition of the underlying investment vehicle.  The Trust also considers the information provided by underlying investment vehicles, the nature of the portfolios of the underlying investment vehicle and their ability to liquidate their portfolio of investments when determining the level.

Limited Liability Company Interest
The Trust's investments in limited liability companies consist of direct equity interest investments.  The transaction price, excluding transaction costs, is typically the Trust's best estimate of fair value at inception. When evidence supports a change to the carrying value from the transaction price, adjustments are made to reflect expected exit values in the investment's principal market under current market conditions. Ongoing reviews by management are based on an assessment of each underlying investment from the inception date through the most recent valuation date.  These assessments typically incorporate valuation techniques  that consider the evaluation of  financing and sale transactions with third parties, an income approach  reflecting a discounted cash flow analysis using an appropriate risk-adjusted discount rate, and a market approach that includes comparative analysis of acquisition multiples and pricing multiples generated by market participants.  In certain instances, the Partnership may use multiple valuation methodologies for a particular investment and estimate its fair value based on a weighted average or a selected outcome within a range of multiple valuation results.  Equity investments in private limited liability companies are generally included in Level 3 of the fair value hierarchy.

Senior Loans and Structured Notes
Investments in private operating companies also consist of senior loan investments and structured notes.  The transaction price, excluding transaction costs, is typically the Trust's best estimate of fair value at inception. When evidence supports a change to the carrying value from the transaction price, adjustments are made to reflect expected exit values in the investment's principal market under current market conditions. Ongoing reviews by management are based on an assessment of each underlying investment from the inception date through the most recent valuation date.  These assessments typically incorporate valuation techniques that consider trends in the performance and credit profile of each underlying investment, evaluation of arm's length financing, an income approach based upon a discounted cash flow analysis and sales transactions with third parties.  Inputs relied upon by debt investments using the income approach include an understanding of the underlying company's compliance with debt covenants, the operating performance of the underlying company, trends in liquidity and financial leverage ratios of the underlying company from the point of the original investment to the stated valuation date, an assessment of the credit profile of the underlying company from the original investment to the stated valuation date, as well as an assessment of the underlying company's business enterprise value, liquidation value and debt repayment capacity of each subject debt investment.  In addition, inputs include an assessment of potential yield adjustments for each debt investment based upon trends in the credit profile of the underlying company and trends in the interest rate environment from the date of the original investment to the stated valuation date. Investments in senior loans and structured notes provided to private operating companies are generally included in Level 3 of the fair value hierarchy.

Short Term Investment
Investments in the short term investment for the Dreyfus Cash Management account was priced at the ending net asset value (NAV) provided by the service agent of the account. These securities will be categorized as Level 1 securities since they are valued at the closing price reported by an active market.

(Continued)

Forefront Income Trust

Notes to Financial Statements

At September 30, 2016, investments in the Limited Liability Company Interest, the Senior Loans, and Structured Notes within Level 3 have been valued at fair value using unadjusted third party transaction prices as described above by the Advisor.  The Senior Loans and Structured Notes are collateralized by underlying assets and/or real estate property. As part of the Trust's analysis for entering into these loans as well as for its fair value analysis, the Advisor will value the collateral using valuation techniques such as the discounted cash flow method, the direct capitalization method and the comparable sales method. The Trust's remaining Level 3 investment in the Limited Partnership was valued using the unadjusted net asset value of investments in private investment vehicles.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date. Certain dividends from investments will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.  Generally, when interest and/or principal payments on a loan become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the loan on non-accrual status and will generally cease recognizing interest income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to restructuring such that the interest income is deemed to be collectible. The Trust generally restores non-accrual loans to accrual status when past due principal and interest is paid and, in the Trust's judgment, the payments are likely to remain current. As of September 30, 2016, the Trust had no non-accrual assets held in its portfolio.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Trust bears expenses incurred specifically on its behalf as well as a portion of general Trust level expenses, which are allocated according to methods reviewed and approved annually by the Trustees.  The expenses of the Trust are detailed below in Note 2.

Distributions
The Trust may declare and distribute dividends from net investment income (if any) quarterly.  Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are determined in accordance with income tax regulations and are recorded on ex-dividend date.

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Trust intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2. Transactions with Affiliates and Service Providers
Advisor
The Trust will not pay the Advisor a fixed management fee.  The Trust will pay the Advisor an Advisory Fee annually in arrears for the previous fiscal year after the close of such fiscal year and in the first quarter following the close of such fiscal year, subject to the Trust having achieved an increase in its Pre-Advisory Fee Net Investment Income for that previous fiscal year of 8.00% (in other words, subject to the Trust having achieved an 8.00% Pre-Advisory Fee net return (the "Hurdle") for its shareholders for that previous fiscal year.)  The Advisor will receive no compensation until after the Hurdle is passed.  Thereafter, the Advisory Fee will be charged, and will be equal to (i) 80% of the portion, if any, of the Trust's Pre-Advisory Fee Net Investment Income (as defined below) that exceeds the 8.00% Hurdle but is less than or equal to an 18.00% return, plus (ii) 20% of the portion, if any, of the Trust's Pre-Advisory Fee Net Investment Income that exceeds an 18.00% return.  For the purposes of calculating the Advisory Fee, "Pre-Advisory Fee Net Investment Income shall mean, with respect to any fiscal year, interest income, dividend income, and any other income, including (i) any fees such as commitments and origination fees received by the Trust; (ii) any structuring, diligence, consulting, and any other fees received by the Trust, or by the Advisor and accruing to the Trust, in connection with the Trust investment; and (iii) any income received from investments with a deferred interest feature (such as original interest discount, pay in kind interest, and zero coupon securities), less other expenses.  Pre-Advisory Fee Net Investment Income does not include any realized or unrealized capital gains.  For the purposes of calculating Pre-Advisory Fee Net Investment Income, neither the liquidation preference of any preferred shares issued by the Trust nor the aggregate amount of any borrowings for investment purposes will be deducted from the Trust's total assets.  Pre-Advisory Fee Net Investment Income includes accrued income that we have not yet received in cash, such as the amount of any market discount we may accrue on debt instruments we purchase below par value.  The Trust incurred $200,000 in Advisory Fees during the fiscal year ended September 30, 2016, but no Advisory fee was paid to the Advisor from the Trust during the fiscal year.

(Continued)

Forefront Income Trust

Notes to Financial Statements

The Advisor has entered into a contractual agreement (the "Expense Limitation Agreement") with the Trust, under which it has agreed to waive or reduce its fees and to assume other expenses of the Trust, if necessary, in amounts that limit the Trust's total operating expenses (exclusive of interest, taxes, brokerage commissions, borrowing costs, fees and expenses of other investment companies in which the Trust invests, and other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Trust's business, and amounts, if any, payable under a Rule 12b-1 distribution plan) to not more than 1.75% of the average daily net assets of the Trust.  The current term of the Expense Limitation Agreement remains in effect until December 31, 2017.  While there can be no assurance that the Expense Limitation Agreement will continue after that date, it is expected to continue from year-to-year thereafter.

The Advisor paid the initial organizational expenses of the Fund, which amounted to $37,500, and are subject to repayment by the Fund, provided the Fund is able to make such repayment without causing operating expenses to exceed the annual rate of 1.75% and provided that the fees and expenses which are subject of the repayment were incurred within three years of the repayment.  As of the fiscal year ended September 30, 2016, the remaining amount for recoupment by the Advisor was $37,500.  The Advisor reimbursed the Fund for $208,193 during the year, of which all was related to expenses incurred for during the fiscal year from October 1, 2015 through September 30, 2016.  The organizational expenses can be recouped by the Advisor on or before September 10, 2017, per the Expense Limitation Agreement of the Trust.

Organizational and Deferred Offering Costs
The Fund's organizational costs of $37,500, which were incurred prior to the commencement of operations through September 10, 2014, were reimbursed by the Advisor. The organizational costs consisted of legal fees incurred to establish and launch the Trust.  The organizational costs are subject to repayment by the Fund until September 10, 2017 as noted above.  The organizational costs were expensed as incurred.

The Fund's offering costs consisted of legal fees for preparing the initial prospectus and statement of additional information.  These offering costs, which are subject to the Expense Limitation Agreement, were accounted for as deferred cost until the commencement of operations, and, thereafter, amortized to expense over twelve months on a straight-line basis.  There were no remaining costs to be amortized or deferred for the fiscal year ended September 30, 2016.

Administrator
The Trust has engaged The Nottingham Company as its Administrator (the "Administrator").  During the fiscal year ended September 30, 2016, the Trust paid the Administrator $29,906 in fees.

The Trust pays a monthly fee to The Nottingham Company (the "Administrator") based upon the average daily net assets of the Trust and calculated at the annual rates as shown in the schedule below which is subject to a minimum of $2,500 per month.  The Administrator also receives a fee to procure and pay the Trust's custodian, additional compensation for fund accounting and recordkeeping services, and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses.  A breakdown of these fees is provided below.

(Continued)

Forefront Income Trust

Notes to Financial Statements

Administration Fees*		Custody Fees*		Fund Accounting Fees (monthly)	Fund Accounting Fees	Blue Sky Administration Fees (annual)
Average Net Assets	Annual Rate	Average Net Assets	Annual Rate
First $250 million	0.070%	First $500 million	0.010%	$2,500	0.01%	$150 per state
Next $250 million	0.050%	Over $500 million	0.0075%
Next $500 million	0.030%
Over $1 billion	0.020%
		*Minimum monthly fees of $2,500 and $417 for Administration and Custody, respectively.

Compliance Services
David Wasitowksi, an officer of the Advisor, serves as the Trust's Chief Compliance Officer.

For the period from October 1, 2015 through August 4, 2016, Blue River Partners, LLC provided services as the Trust's Compliance Consultant.  Blue River Partners, LLC was entitled to receive customary fees from the Trust for their services pursuant to the Compliance Services agreement with the Trust. The Trust incurred $122,432 in fees for compliance consulting services for the period from October 1, 2015 through August 4, 2016.

For the period from August 5, 2016 through September 30, 2016, Barge Consulting, LLC provided services as the Trust's Compliance Consultant.  Barge Consulting, LLC is entitled to receive customary fees from the Trust for their services pursuant to the Compliance Services agreement with the Trust. The Trust incurred $11,318 in fees for compliance consulting services for the period from August 5, 2016 through September 30, 2016.

Transfer Agent
Nottingham Shareholder Services, LLC ("Transfer Agent") serves as transfer, dividend paying, and shareholder servicing agent for the Trust.  For its services, the Transfer Agent is entitled to receive compensation from the Trust pursuant to the Transfer Agent's fee arrangements with the Trust.  During the fiscal year ended September 30, 2016, the Trust paid the Transfer Agent $18,000 in fees.

Distributor
Capital Investment Group, Inc. (the "Distributor") serves as the Trust's principal underwriter and distributor.  The Distributor receives $5,000 per year paid in monthly installments for services provided and expenses assumed.

Trustees
The Board of Trustees consists of two Independent Trustees, the Chairman, and the Chief Executive Officer of the Advisor.  For the fiscal year ended September 30, 2016, the Trust incurred $37,215 in Trustee fees.  Certain officers of the Trust are also officers of the Advisor.

3. Shareholder Service Plan Fees

The Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in such plan or in any agreement related to such plan, adopted a Shareholder Service Plan under which certain assets of the Trust may be used to compensate the Trust's principal underwriter within meaning of the 1940 Act, and brokers, dealers, and other financial intermediaries for providing personal services to shareholders and/or the maintenance of shareholder accounts with respect to the Trust's shares of beneficial interest.  For the fiscal year ended September 30, 2016, $26,892 in fees were incurred by the Trust.

(Continued)

Forefront Income Trust

Notes to Financial Statements

4. Share Repurchase Program

The Trust makes quarterly offers to repurchase its Shares pursuant to Rule 23c-3(b) under the 1940 Act.  The Trust is authorized to repurchase between 5% and 25% of its Shares outstanding on the quarterly repurchase request deadline.  However, no assurance can be given that shareholders will be able to sell all of their Shares tendered to the Trust pursuant to any particular repurchase offer or than any particular Shares tendered will be accepted in such a repurchase offer.  Shares tendered for repurchase within 180 days from the date of the original issuance of the Shares will be subject to a repurchase fee of 2%.  The Trust's quarterly repurchase offers will end on the third Friday (or the preceding business day if such third Friday is not a business day) of each month in which a repurchase offer ends.

5. Purchases and Sales of Investment Securities

For the fiscal year ended September 30, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$ 11,480,000	$ 7,668,332
There were no long-term purchases or sales of U.S Government Obligations during the fiscal year ended September 30, 2016.

6. Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Management reviewed the Trust's tax positions taken on federal income tax returns for the open tax year/period of September 30, 2015 and September 30, 2016 and concluded that the Trust does not have a liability for uncertain tax positions.  The Trust recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Trust did not incur any interest or penalties.  The Trust identifies its major tax jurisdictions as U.S. Federal and New York State where the Trust makes its significant investments.  The Trust does not expect that its assessment regarding unrecognized tax positions will change over the next twelve months.  There are no income tax returns currently under examination.

Distributions during the year ended were characterized for tax purposes as follows:

	September 30, 2016	September 30, 2015
Ordinary Income	$ 525,996	$ -

(Continued)

Forefront Income Trust

Notes to Financial Statements

At September 30, 2016, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$10,816,885

Unrealized Appreciation	-
Unrealized Depreciation	-
Net Unrealized Appreciation	-

Undistributed Ordinary Income	532,389

Distributable Earnings	$532,389

7. Commitments and Contingencies

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Trust, and others that provide for general indemnifications.  The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust.  The Trust expects the risk of loss to be remote.

8. Investments in Restricted Securities

Restricted securities include securities that have not been registered under the Securities Act of 1933.  The Trust may invest in restricted securities that are consistent with the Trust's investment strategy.  Investments in restricted securities are valued at fair value under procedures approved by the Trust's Board of Trustees.  As of September 30, 2016, the Trust was invested in the following restricted securities:

Security	Initial Purchase Date	Shares	Cost	Value	% of Net Assets
WHPEQ, LLC	8/10/2015	2,500	$2,500,000	$2,500,000	22.14%
Auto Funding Group, LLC	10/20/2015	2,680,000	$2,680,000	$2,680,000	23.73%
Banjo & Matilda, Inc.	6/18/2015	500,000	$500,000	$500,000	4.43%
Delta Energy Natchez, LLC	10/14/2015	500,000	$500,000	$500,000	4.43%
700 Atlantic Equities, LLC	5/2/2016	500,000	$500,000	$500,000	4.43%
1501 Sheepshead Bay Road Partners	1/19/2016	250,000	$250,000	$250,000	2.21%
2020 Eastchester Road, LLC	4/19/2016	550,000	$550,000	$550,000	4.87%
Blaichbridge Driggs, LLC	3/11/2016	525,000	$525,000	$525,000	4.65%
Broadridge LA, LLC	12/3/2015	500,000	$500,000	$500,000	4.43%

(Continued)

Forefront Income Trust

Notes to Financial Statements

WB Park Avenue, LLC	10/30/2015	550,000	$550,000	$550,000	4.87%
WB West 25th Street, LLC	12/1/2015	550,000	$550,000	$550,000	4.87%
WBSH Met Tower, LLC	6/30/2015	750,000	$750,000	$750,000	6.64%
Banjo & Matilda, Inc. Warrants	3/2/2016	2,000,000	$0	$0	0.00%

9. Principal Risks

The Trust in the normal course of business makes investments in financial instruments where the risk of potential loss exists due to changes in the market (market risk), or failure or inability of the counterparty to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks.

Market risk. The Trust's investments in financial instruments expose it to various risks such as, but not limited to, interest rate and equity. Interest rate risk is the risk that a fixed income investment's value will change due to a change in the absolute level of interest rates, in the spread between two rates, in the shape of the yield curve or in any other interest rate relationship. Such changes usually affect securities inversely and can be reduced by diversifying (for example, investing in fixed-income securities with different durations) or hedging (for example, through an interest rate swap).

Equity risk.  Equity Risk is the risk that the market values of equities, such as common stocks or equity related investments may decline due to general market conditions, such a political or macroeconomic factors. Additionally, equities may decline in value due to specific factors affecting a related industry or industries. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and counterparty risks.  The Trust is exposed to credit risk to counterparties with whom it transacts with and also bears the risk of settlement default. The Trust may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

10. Subsequent Events

In accordance with GAAP, the Trust has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements. Management has evaluated subsequent events through the issuance of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders,
Trustees, and
Audit Committee of
Forefront Income Trust

We have audited the accompanying statement of assets and liabilities of the Forefront Income Trust (the "Trust"), including the schedule of investments, as of September 30, 2016, and the related statements of operations, the statements of changes in net assets, statement of cash flows and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Forefront Income Trust as of September 30, 2016, the results of its operations and its changes in its net assets, its cash flow and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Prior Period Financial Statements
The financial statements of Forefront Income Trust as of September 30, 2015, were audited by other auditors whose report dated November 30, 2015, expressed an unmodified opinion on those statements.

BrookWeiner L.L.C.
Chicago, Illinois
November 28, 2016

Forefront Income Trust

Additional Information (Unaudited)

1. Proxy Voting Policies and Voting Record

A copy of the Trust's Proxy Voting and Disclosure Policy and the Advisor's Disclosure Policy are included as Appendix B to the Trust's Statement of Additional Information and are available, without charge, upon request, by calling 800-773-3863, and on the website of the Securities and Exchange Commission ("SEC") at sec.gov.  Information regarding how the Trust voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling the Trust at the number above and (2) on the SEC's website at sec.gov.

2. Quarterly Portfolio Holdings

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Trust's Forms N-Q are available on the SEC's website at sec.gov.  You may review and make copies at the SEC's Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 800-SEC-0330. You may also obtain copies without charge, upon request, by calling the Trust at 800-773-3863.

3. Tax Information

We are required to advise you within 60 days of the Trust's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during each fiscal year.  The following information is provided for the Trust's fiscal year ended September 30, 2016.

During the fiscal year, there were $525,996 in income distributions paid by the Trust, but no long-term capital gain distributions paid by the Trust.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

4. Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, loads on reinvestments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2016 through September 30, 2016.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

(Continued)

Forefront Income Trust

Additional Information (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Forefront Income Trust	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$1,028.40	$8.87
	$1,000.00	$1,016.25	$8.82
*Expenses are equal to the average account value over the period multiplied by the Trust's annualized expense ratio multiplied by 183/365 (to reflect the one-half year period).

5.   Information about Trustees and Officers

The business and affairs of the Trust and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and Trust is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The Statement of Additional Information of the Trust includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Trust at 800-773-3863.  The address of each Trustee and officer, unless otherwise indicated below, is 7 Times Square, 37th Floor, New York, NY 10036.  The Independent Trustees each received aggregate compensation of $43,979 during the fiscal year ended September 30, 2016 from the Trust for their services to the Trust.

Name, Age and Address	Position held with Trust or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Vikram Kuriyan, Ph.D., CFA Age: 51 7 Times Square 37th Floor New York, NY 10036	Independent Trustee, Chairman of the Audit Committee	Since 08/14	Various positions at the Indian School of Business, including Director of the Investment Laboratory and Clinical Professor since 2010.	1	Independent Director of TVS Capital Funds and Member of the China-India Advisory Council of the CFA Institute.
Interested Trustee*
Bradley Reifler Age: 57 7 Times Square 37th Floor New York, NY 10036	Trustee, President, Chief Executive Officer, Chairman of the Board of Trustees	Since 08/14	Director of Sino Mercury Acquisition Corporation since 2014; Chief Executive Officer of Forefront Capital Advisors, LLC since 2014; Chief Executive Officer of Forefront Capital Management from 2009 to 2014; Chief Executive Officer of Forefront Capital Markets, LLC from 2011 to 2015.	1	None
* Basis of Interestedness. Mr. Reifler is an Interested Person by virtue of his position as an officer of the Trust. Mr. Reifler is also an officer of the Advisor and a member of the Advisor's Investment Committee and Valuation Committee.

(Continued)

Forefront Income Trust

Additional Information (Unaudited)

Name, Age and Address	Position held with Trust or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Other Officers
David A. Wasitowski Age 51	Treasurer, Chief Financial Officer and Chief Compliance Officer	Since 08/14
Chief Compliance Officer of Martel Capital, LLC since 2015; Manager of Frontier Compliance, LLC since 2014; Chief Compliance Officer of Forefront Capital Markets, LLC from 2011 to 2015; Chief Operating Officer and Chief Compliance Officer of Forefront Capital Management, LLC from 2009 to 2014.
				n/a	n/a
Francis J. Argenziano Age: 42	Secretary	Since 04/15
Senior Managing Director of Forefront Capital Advisors, LLC since 2014; Senior Managing Director of Martel Capital, LLC since 2015; Senior Managing Director of Forefront Capital Markets, LLC from 2013 to 2015; Senior Managing Director of Du Pasquier Securities during 2013.
				n/a	n/a

Forefront Income Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:

Nottingham Shareholder Services, LLC	Forefront Capital Advisors, LLC
116 South Franklin Street	Times Square Tower
Post Office Drawer 4365	7 Times Square, 37th Floor
Rocky Mount, North Carolina 27803	New York, NY 10036

Telephone:	Telephone:

800-773-3863	800-773-3863

World Wide Web @:	World Wide Web @:

ncfunds.com	investinfit.com

Item 2.   CODE OF ETHICS.
(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to its Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer(s), or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no substantive amendments during the period covered by this report.
(d)	The registrant has not granted, during the period covered by this report, any waivers, including an implicit waiver.
(f)(1)	A copy of the code of ethics that applies to the registrant's Principal Executive Officer and Principal Financial Officer is filed pursuant to Item 12.(a)(1) below.

Item 3.   AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant's Board of Trustees has determined that the registrant has an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.
As of the date of this report, September 30, 2016, the registrant's audit committee financial expert is Mr. Vikram Kuriyan, Jr. Mr. Kuriyan is "independent" for purposes of Item 3 of Form N-CSR.

Item 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)
Audit Fees – Audit fees billed for the registrant for the fiscal year ended September 30, 2016 are reflected in the table below.  These amounts represent aggregate fees billed by the registrant's independent accountant, Brookweiner, LLC ("Accountant"), in connection with the annual audits of the registrant's financial statements and for services normally provided by the Accountant in connection with the registrant's statutory and regulatory filings.

Fund	2016
Forefront Income Trust	$13,000
(b)
Audit-Related Fees – There were no additional fees billed in the fiscal year ended September 30, 2016 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant's financial statements that were not reported under paragraph (a) of this Item.

(c)
Tax Fees – The tax fees billed in the fiscal year ended for September 30, 2016 for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below.  These services were for the completion of each fund's federal, state, and excise tax returns and assistance with distribution calculations.

Fund	2016
Forefront Income Trust	$3,000

(d)	All Other Fees –There were no other fees billed by the Accountant which were not disclosed in Items (a) through (c) above during the fiscal year ended September 30, 2016.
(e)(1)
The registrant's Board of Trustees pre-approved the engagement of the Accountant for the last fiscal year at an audit committee meeting of the Board of Trustees called for such purpose and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose.  The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Not Applicable.
(g)
Aggregate non-audit fees billed by the Accountant to the registrant for services rendered during the fiscal year ended September 30, 2013 were $3,000, respectively.  There were no non-audit fees billed by the Accountant for services rendered to the registrant's investment adviser, or any other entity controlling, controlled by, or under common control with the registrant's investment adviser.

(h)    Not applicable.

Item 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

Item 6.   SCHEDULE OF INVESTMENTS.
A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR   CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Forefront Capital Advisers, LLC (the "Advisor") has a fiduciary duty to the Forefront Income Trust (the "Trust") to vote proxies in the best interests of the Trust and its shareholders. The Trust invests primarily in certain types of fixed-income securities, and therefore, it is expected that there will be limited circumstances in which the Advisor would be asked to vote the Trust's securities. In such instances, the Advisor has these adopted policies and procedures for voting the Trust's securities.
General Policy
In determining how to vote proxy issues, the Advisor will consider the probable consequences of each issue and vote in a manner designed to protect and enhance the interests of the Trust and its shareholders.
Voting Proxies
Each proxy will be reviewed on a case-by-case basis and in general voted in a way intended to maximize the value of the Trust's particular investment. The Advisor will generally rely on the perspectives of the Trust's portfolio managers, who have a day-to-day perspective with respect to the companies and issuers in which the Trust invests. Therefore, the Trust's portfolio managers will generally be responsible for the Advisor's decisions as to how to cast proxy votes. In certain instances, the Advisory may seek insight and expertise from outside sources as to how a proxy vote may affect the prospects of a particular issuer and vote accordingly.
Certain proxy votes may present a conflict between the interests of the Trust on the one hand and the interests of the Advisor or person affiliated with the Advisor on the other. In such a case, the Advisor will abstain from making a voting decision and may forward proxy voting materials to a third part or parties in order to enable the Trust to cast a vote.
Voting Guidelines
Accountability. The Advisor will generally endeavor to vote proxies in a manner that will reinforce the notion of management's accountability to its board of directors and the board's accountability to its shareholders.
Alignment of Interests. The Advisor believes that each company should endeavor to align the interests of management and the board of directors with the interests of the company's shareholders and that compensation should be designed to reward management for creating value for the shareholders. The Advisor does not support compensation that may be overly dilutive to existing shareholders.
Mergers, Acquisitions and Other Corporate Actions. The Advisor will analyze these proposals from the perspective of the Advisor's investment thesis concerning the company and will vote on a case-by-case basis.

Routine Business Matters. Matters which are not deemed to have a potentially material effect on the Trust's holdings generally would be left to the discretion of the company's board of directors. However, proposals where there is sufficient information available with which to make an informed decision on the proposal generally will not be supported.
These voting guidelines provide a framework for making proxy voting decisions. However, the guidelines cannot address all potential proxy issues. Decisions on certain specific issues must be made within the context of these voting guidelines and the investment objective, policies and practices of the Trust.
Recordkeeping
Records of how proxies are voted will be maintained in accordance with the Advisor's and the Trust's recordkeeping policies.

Item 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Bradley Reifler. Mr. Reifler founded and since 2009 has served as Chief Executive Officer of the Forefront Capital group, a diversified financial services business consisting of Forefront Capital Management, LLC, Forefront Capital Markets, LLC, and Forefront Management, LLC. He is responsible for Forefront Capital's daily operations, strategic vision and origination of alternative investment products. Prior to founding Forefront Capital, Mr. Reifler founded and from 1995 to 2008 served as Chief Executive Officer of Pali Capital Inc., a full-service investment bank and FINRA member firm that employed over 200 people in offices in the United States, the United Kingdom, Austria, Singapore and Latin America. Prior to founding Pali Capital, from 1995 to 200, Mr. Reifler managed Refco, Inc.'s institutional sales desk, where he was responsible for the sale and execution of global derivatives and foreign exchange and for creating custom investment programs for institutional and high net-worth clients. In 1982, Mr. Reifler founded Reifler Trading Corporation, a firm engages in the execution of global derivatives, which was sold to Refco, Inc. in 2000. He holds a B.A. from Bowdoin College.
David Wasitowski. Since 2009, Mr. Wasitowski has served as the President and Chief Financial Officer of Forefront Capital Markets, LLC, as well as Chief Operating Officer and Chief Financial Officer of Forefront Capital Management, LLC. In this role, Mr. Wasitowski directs the financial and operational aspects of the firm, including accounting, financial analysis, operations and performance monitoring. From 2003 to 2008 Mr. Wasitowski was a key member of Pali Capital's executive management team, and managed the financial and operational aspects of the firm during a rapid growth phase that included expansion to Europe and Asia. Prior to joining Pali Capital, Mr. Wasitowski was a Business Unit Controller and Chief Financial Officer of Pershing Trading Co. from 200 to 2002. Mr. Wasitowski was Vice President of Treasury Operations of Refco, Inc. from 1993 to 1999, and was a senior auditor for the Bank of New York from 1988 to 1993. Mr. Wasitowski holds a B.A. in International Finance from Rutgers University School of Business.

Item 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

Item 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None.

Item 11.  CONTROLS AND PROCEDURES.
(a)
The Principal Executive Officer and the Principal Financial Officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  EXHIBITS.
(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 12.(a)(1).
(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).
(a)(3)	Not applicable.
(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Forefront Income Trust

By: (Signature and Title)	/s/ Bradley Reifler
Bradley Reifler, Trustee, President and
Date: December 8, 2016	Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	/s/ Bradley Reifler
Bradley Reifler, Trustee, President and
Date: December 8, 2016	Principal Executive Officer

By: (Signature and Title)	/s/ David Wasitowski
David Wasitowski, Treasurer and
Date: December 8, 2016	Principal Financial Officer